BORROWINGS FROM RELATED PARTIES	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
BORROWINGS FROM RELATED PARTIES

NOTE 13 - BORROWINGS FROM RELATED PARTIES:

In 2015, the Group signed an agreement to receive a loan of ILS 2 million (approximately 513) from its shareholders. These loan bears interest at an annual rate of 4%.

	December 31, 2023	December 31, 2022
Balance at January 1,	710	270
Payment of borrowings	(657)	(172)
Provision for bonus (include interest)	-	621
Exchange rate differences	(53)	(9)
Balance at December 31,	-	710

In consideration of providing funding as a seed capitalist, the Company agreed to provide, as additional consideration, a bonus payments (the “Bonus Payments”) on the occurrence of an exit or major liquidity event. In any way, the Bonus Payments are capped at ILS 3 million (approximately 965) per each of the two lenders.

The Bonus Payments are intended to operate in one of the two trigger events:

(i)	dividend distributions paid by the Company; or
(ii)	the sale of shares by a lender in Security Matters Ltd. (either in the event of a takeover or otherwise).

Only if the aggregate amounts of one of the two trigger events exceeds the investment of the lenders in the Company (in a way of loan or shares), then the lender would be entitled the Bonus Payments based on a formula set forth in the agreement.

The amount of the Bonus Payments is the amount that exceeds the aggregate sum invested in the Company (in a way of loan or shares) by the lender divided by several factors according to the formula as set forth in the agreement.

SMX (SECURITY MATTERS) PUBLIC LIMITED COMPANY NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands)

NOTE 13 - BORROWINGS FROM RELATED PARTIES (CONT.):

There is no time limit to pay the Bonus Payments. Once the Company has paid each Bonus Payment in its entirety (i.e., the cap of ILS 3 million has been paid to each Lender), then the Company has fulfilled its obligations. When the Bonus Payments are not expected to be made, the resulting cash flows will not affect profit and loss until the point in which the Company estimates that the liquidity events will take place. As of December 31, 2021, the Company estimated that is more likely than not that the shareholders will sell their shares in 2022 which will entitle them to the Bonus Payments. The amount of the Bonus Payment is subject to assumptions that were made with the assistance of external appraisal. As a result, the increase in the carrying amount of the liability was charged as expense of 87 to profit and loss in 2021.

In August 2022 the loan from related party has been fully repaid and the Company signed an addendum to the loan agreement that reduces the total amount of the Bonus Payments to ILS 2.5 million (approximately 710), to be paid upon the completion of the business combination. As of December 31, 2022, the liability was 710.

On September 19, 2023, the Company amended its loan agreements dated September 7, 2015, by and between the Company, its shareholders and Kamea Fund (the “Loan Agreements”). Pursuant to the amendment to the Loan Agreements, Kamea agreed to convert $657 of indebtedness under the Loan Agreements (the “Indebtedness Amount”) into 487,281 ordinary shares (post Reverse Stock Split) of the Company, as payment in full for the Indebtedness Amount; provided however, that in the event the proceeds received from Kamea with respect to any sales of such shares are not at least equal to the Indebtedness Amount, the Company will remain liable to Kamea for the balance of the Indebtedness Amount. In accordance with management estimation the FV of this Indebtedness is immaterial.